Exhibit 99.1

Investor Contact: Derek Fiebig (954) 769-2227 fiebigd@autonation.com Media Contact: Lisa Rhodes Ryans (954) 769-4120 publicrelations@autonation.com
AutoNation Board Authorizes Additional $1 Billion for Share Repurchase
FORT LAUDERDALE, Fla., (October 31, 2025) – AutoNation, Inc. (NYSE: AN), one of the largest automotive retailers in the United States, today announced that its Board of Directors has authorized the repurchase of up to an additional $1 billion of AutoNation's common stock.
“Our strong performance and consistent cash flow generation continue to support strategic investments in growth and shareholder returns,” said Mike Manley, Chief Executive Officer of AutoNation. “This additional $1 billion share repurchase authorization reflects our continued confidence in AutoNation’s performance and long-term strategy.”
Year-to-date through October 30, 2025, AutoNation repurchased 3.0 million shares for an aggregate purchase price of $576 million or $189 per share. With the increased authorization, AutoNation has approximately $1.28 billion total Board authorization remaining for share repurchases as of October 30, 2025. AutoNation has approximately 36 million shares outstanding as of October 30, 2025, and has reduced its shares outstanding by 8% since December 31, 2024.
About AutoNation, Inc.
AutoNation, one of the largest automotive retailers in the United States, offers innovative products and exceptional services as part of a portfolio of comprehensive solutions for our customers and their automotive needs. With a nationwide network of dealerships strengthened by a recognized brand, we offer a wide variety of new and used vehicles, automotive parts, expert maintenance and repair services, as well as finance and insurance products, and customer financing options. Through DRV PNK, we have raised over $45 million for cancer-related causes, demonstrating our commitment to making a positive difference in the lives of our Associates, Customers, and the communities we serve. Please visit www.autonation.com, investors.autonation.com, and www.x.com/autonation, where AutoNation discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “estimates,” “intends,” “goals,” “targets,” “projects,” “plans,” “believes,” “continues,” “may,” “will,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding our expectations for shareholder returns and the future performance of our business, and other statements that describe our objectives, goals, or plans, are forward-looking statements. Our forward-looking statements reflect our current expectations concerning future results and events, and they involve known and unknown risks, uncertainties, and other factors that are difficult to predict and may cause our actual results, performance, or achievements to be materially different from any future results, performance, and achievements expressed or implied by these statements. These risks, uncertainties, and other factors include, among others: economic conditions, including changes in tariffs, unemployment, interest, and/or inflation rates, consumer demand, and fuel prices; our ability to implement successfully our strategic acquisitions, initiatives, partnerships, and investments; our ability to maintain or improve gross profit margins; our ability to maintain or gain market share; our ability to successfully implement and maintain expense controls; and other factors described in our news releases and filings made under the securities laws, including, among others, our Annual Reports on Form 10-K, our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K. Forward-looking statements contained in this news release speak only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect subsequent events or circumstances.